Exhibit 99.1 - Pool Data Report

CIT Equipment Collateral 2006-VT1
Composition of Contract Pool
at June 30, 2006

	Number of Contracts	Current Required Payoff Amount	Weighted Average Original Term	Weighted Average Remaining Term	Average Required Payoff Amount (Range)

	72,735	$852,930,332	43.96 months	32.97 months	$ 11,727
					($ 0 to $ 3,541,890.97

Type of Contract at June 30, 2006

Type of Contract		Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

True Leases		39,110	53.77%	570,950,523	66.94%
Finance Leases		33,625	46.23	281,979,809	33.06

Total		72,735	100.00%	852,930,332	100.00%

CIT Equipment Collateral 2006-VT1
Geographical Distribution
(Based on obligor billing address)
at June 30, 2006

State	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Alabama	847	1.16%	6,710,787	0.79%
Alaska	125	0.17	678,759	0.08
Arizona	1,361	1.87	24,258,183	2.84
Arkansas	412	0.57	10,658,914	1.25
California	9,223	12.68	99,315,528	11.64
Colorado	1,745	2.40	14,482,832	1.70
Connecticut	1,154	1.59	10,384,114	1.22
Delaware	203	0.28	4,572,293	0.54
District of Columbia	257	0.35	3,516,297	0.41
Florida	6,971	9.58	74,491,148	8.73
Georgia	2,333	3.21	29,717,264	3.48
Hawaii	135	0.19	652,728	0.08
Idaho	204	0.28	1,176,657	0.14
Illinois	1,644	2.26	21,896,652	2.57
Indiana	1,021	1.40	7,382,457	0.87
Iowa	368	0.51	2,621,964	0.31
Kansas	401	0.55	4,137,947	0.49
Kentucky	583	0.80	5,470,435	0.64
Louisiana	753	1.04	7,361,865	0.86
Maine	116	0.16	635,693	0.07
Maryland	1,410	1.94	13,232,840	1.55
Massachusetts	2,434	3.35	27,518,425	3.23
Michigan	2,324	3.20	25,805,776	3.03
Minnesota	1,183	1.63	12,194,025	1.43
Mississippi	379	0.52	1,962,358	0.23
Missouri	1,011	1.39	10,691,398	1.25
Montana	167	0.23	1,717,227	0.20
Nebraska	275	0.38	5,936,811	0.70
Nevada	524	0.72	3,798,036	0.45
New Hampshire	405	0.56	2,798,369	0.33
New Jersey	3,595	4.94	50,022,994	5.86
New Mexico	289	0.40	2,374,793	0.28
New York	5,840	8.03	75,288,340	8.83
North Carolina	2,060	2.83	18,584,369	2.18
North Dakota	158	0.22	1,753,434	0.21
Ohio	1,938	2.66	24,350,102	2.85
Oklahoma	541	0.74	4,933,728	0.58
Oregon	1,023	1.41	10,728,552	1.26
Pennsylvania	2,938	4.04	36,445,230	4.27
Rhode Island	262	0.36	6,725,701	0.79
South Carolina	765	1.05	8,154,943	0.96
South Dakota	96	0.13	634,001	0.07
Tennessee	1,515	2.08	15,482,224	1.82
Texas	6,618	9.10	94,655,833	11.10
Utah	422	0.58	4,964,676	0.58
Vermont	146	0.20	636,188	0.07
Virginia	1,780	2.45	24,049,444	2.82
Washington	1,375	1.89	16,238,031	1.90
West Virginia	267	0.37	1,609,963	0.19
Wisconsin	1,055	1.45	19,135,916	2.24
Wyoming	84	0.12	384,088	0.05

Total	72,735	100.00%	852,930,332	100.00%

CIT Equipment Collateral 2006-VT1
Payment Status
at June 30, 2006

Days Delinquent	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Current, including 1 to 30 day delinquent contracts	70,173	96.48%	830,572,288	97.38%
31-60 days delinquent	1,367	1.88	14,921,105	1.75
61-90 days delinquent	505	0.69	4,022,873	0.47
91-120 days delinquent	368	0.51	1,756,747	0.21
Over 120 days delinquent	322	0.44	1,657,319	0.19

Total	72,735	100.00%	852,930,332	100.00%

Equipment Type at June 30, 2006

Type of Equipment	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Computers	50,999	70.12%	464,206,519	54.42%
Telecommunciations	6,923	9.52	169,666,551	19.89
General Office Equipment/Copiers	9,666	13.29	155,554,220	18.24
Software	423	0.58	22,724,934	2.66
Automotive	3,084	4.24	21,831,297	2.56
Other (1)	1,640	2.25	18,946,811	2.22

Total	72,735	100.00%	852,930,332	100.00%

(1) Includes $345,659.62 as the largest and $11,552.93 as the average Required Payoff Amount.

CIT Equipment Collateral 2006-VT1
Required Payoff Amount
at June 30, 2006

Required Payoff Amount	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

0.00 - 5,000.00	43,339	59.58%	99,282,659	11.64%
5,000.01 - 10,000.00	13,541	18.62	97,127,598	11.39
10,000.01 - 15,000.00	5,675	7.80	69,216,854	8.12
15,000.01 - 25,000.00	4,537	6.24	86,731,734	10.17
25,000.01 - 50,000.00	3,118	4.29	107,503,523	12.60
50,000.01 - 100,000.00	1,418	1.95	96,959,876	11.37
100,000.01 - 150,000.00	438	0.60	53,302,428	6.25
150,000.01 - 250,000.00	346	0.48	65,305,244	7.66
250,000.01 - 500,000.00	217	0.30	74,309,447	8.71
500,000.01 - 1,000,000.00	71	0.10	45,903,215	5.38
1,000,000.01 - 2,000,000.00	27	0.04	36,853,571	4.32
2,000,000.01 - 3,000,000.00	7	0.01	16,892,292	1.98
3,000,000.01 - $3,541,891.00	1	0.00	3,541,891	0.42

Total	72,735	100.00%	$852,930,332	100.00%

Remaining Term at June 30, 2006

Remaining Terms of Contracts	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

(months)

0- 12	3,842	5.28%	22,267,572	2.61%
13- 24	27,411	37.69	239,585,185	28.09
25- 36	22,621	31.10	264,652,540	31.03
37- 48	12,321	16.94	177,045,308	20.76
49- 60	6,532	8.98	146,170,916	17.14
61- 72	8	0.01	3,208,811	0.38

Total	72,735	100.00%	852,930,332	100.00%

CIT Equipment Collateral 2006-VT1
Types of Obligor
at June 30, 2006

Type of Obligor	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Service Organizations (1)	34,964	48.07%	415,259,348	48.69%
Manufacturing	7,041	9.68	132,559,270	15.54
Financial Services Institutions	5,723	7.87	68,082,087	7.98
Medical / Healthcare Organizations	3,443	4.73	50,797,143	5.96
Wholesale Trade	4,013	5.52	44,425,616	5.21
Retail Trade	5,473	7.52	38,930,883	4.56
Other (2)	4,150	5.71	20,501,559	2.40
Construction	3,090	4.25	17,937,214	2.10
Public Administration	863	1.19	17,933,219	2.10
Communications & Utilities	809	1.11	14,379,558	1.69
Resources & Agriculture	1,081	1.49	11,633,735	1.36
Transportation	1,376	1.89	10,659,529	1.25
Printing, Publishing & Allied Products	709	0.97	9,831,172	1.15

Total	72,735	100.00%	852,930,332	100.00%

(1)

Primarily: Miscellaneous Service Organizations (27.26%); Business Services (22.37%); Engineering, Accounting and Research (18.80%); Automotive Repair, Services & Parts (6.15%) and Legal Services (5.71%).

(2)	Includes $1,896,941 as the largest required payoff amount relating to a single obligor.

          As shown in the table above, the servicer’s records lists 2.40% of the total required payoff amount in the category of “Other” types of obligor. The servicer notes that the collateral securing approximately 2.26% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining “Other” obligor category represents approximately 0.14% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

Obligor Concentration

Obligors (including contracts securing vendor loans)	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	Required Payoff Amount

Top 5 Obligors	325	0.45%	$50,577,615	5.93%

          The Top 5 obligors conduct business in the Manufacturing Industries (2.56%); Service Industries (1.95%) and Medical/healthcare Industries (1.42%)

CIT Equipment Collateral 2006-VT1
Scheduled Payments from the Contracts
at June 30, 2006

Collection Period	Scheduled Cashflows

Positive Rent Due	5,545,393.16

July-2006	29,114,576.71
August-2006	32,028,242.29
September-2006	31,400,445.72
October-2006	35,312,170.58
November-2006	31,221,816.26
December-2006	31,859,030.94
January-2007	35,874,409.73
February-2007	31,404,322.38
March-2007	31,190,103.85
April-2007	34,677,287.15
May-2007	30,255,307.38
June-2007	30,320,996.62
July-2007	33,248,280.57
August-2007	30,052,288.80
September-2007	28,439,202.25
October-2007	30,242,228.06
November-2007	26,771,553.32
December-2007	26,342,831.45
January-2008	27,751,610.33
February-2008	23,417,359.49
March-2008	22,145,534.90
April-2008	22,961,653.38
May-2008	19,607,122.07
June-2008	18,533,807.32
July-2008	18,919,598.29
August-2008	16,004,855.85
September-2008	14,538,637.96
October-2008	14,337,806.48
November-2008	11,973,667.61
December-2008	11,060,281.49
January-2009	9,958,925.44
February-2009	8,873,543.90
March-2009	8,440,111.32

Collection Period	Scheduled Cashflows

June-2009	7,883,198.48
July-2009	7,824,329.85
August-2009	7,623,352.59
September-2009	7,371,971.24
October-2009	7,204,700.60
November-2009	6,921,830.37
December-2009	6,642,051.43
January-2010	6,205,919.19
February-2010	5,707,588.77
March-2010	5,253,205.48
April-2010	4,853,689.33
May-2010	4,237,111.46
June-2010	3,749,705.44
July-2010	3,271,237.47
August-2010	2,779,949.03
September-2010	2,411,186.94
October-2010	1,950,164.87
November-2010	1,445,833.35
December-2010	981,754.54
January-2011	560,925.90
February-2011	257,501.21
March-2011	206,298.41
April-2011	156,956.82
May-2011	62,576.19
June-2011	56,488.90
July-2011	56,489.90
August-2011	54,533.59
September-2011	54,512.62
October-2011	51,449.60
November-2011	51,449.60
December-2011	46,198.02
January-2012	45,546.82
February-2012	45,520.41